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                                                                   EXHIBIT 10.34

THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AND THE SHARES OF STOCK ISSUABLE UPON ITS EXERCISE, HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES AND STOCK MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION UNDER SUCH STATE SECURITIES LAWS OR (B) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS.

                                                        _______________ WARRANTS

                   COMMON STOCK PURCHASE WARRANT CERTIFICATE
                         TO SUBSCRIBE FOR AND PURCHASE
                     ____________ SHARES OF COMMON STOCK OF

                               PACE MEDICAL, INC.

                          VOID AFTER OCTOBER 31, 1997

     THIS CERTIFIES THAT for value received ___________________ is entitled, subject to the provisions and upon the terms and conditions hereinafter set forth, at any time during the period beginning the date hereof to and including the close of business on October 31, 1997, but not thereafter, to subscribe for and purchase from PACE MEDICAL, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Company"), an aggregate of _____________________ (_________) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share, at the price of $1.00 per share; subject, however, to adjustment from time to time both as to such number of shares and such price as hereinafter set forth (such price per share, as it may be so adjusted, being herein called the "Purchase Price").

     This certificate represents the number of Warrants set forth above and the term "Warrant" as used herein shall refer to the aggregate number of Warrants set forth above.

     The Warrant is subject to the following terms and conditions:

     SECTION 1. DEFINITION OF COMMON STOCK. For the purposes of this Warrant, the term "Common Stock" shall mean shares of the Common Stock, par value $.01 per share, of the Company as constituted on the date hereof.


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     SECTION 2. RESTRICTIONS ON TRANSFER; NEGOTIABILITY. (a) This Warrant has
not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under applicable state securities laws and this Warrant is not assignable or transferable except (i) pursuant to an effective registration statement under the Act and qualification under such state securities laws or
(ii) pursuant to an opinion of counsel satisfactory to the Company that such transaction is exempt from the registration requirements of the Act and the qualification requirements of such state securities laws.

     (b) Subject to the foregoing and the provisions of Section 4, this Warrant may be transferred in whole or in part by endorsement (by the holder hereof executing the form of assignment attached hereto) and delivery. Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof. Until this warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

     SECTION 3. PURCHASE FOR INVESTMENT. The holder hereof represents that it has acquired this Warrant for investment purposes only and not with a view to distribution, except in compliance with applicable securities laws, and that any shares of Common Stock issued upon exercise of this Warrant will have been acquired for investment purposes only and not with a view to distribution, except in compliance with applicable securities laws.

     SECTION 4. EXCHANGES OF WARRANT. Subject to the provisions of Section 3 hereof, upon surrender for exchange of any Warrant or Warrants (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company at its principal office, the Company at its expense will issue and deliver a new Warrant or Warrants of like tenor, calling in the aggregate on their face for the same number of shares of Common Stock, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct; provided that, in case the Warrant or Warrants so surrendered shall not have been registered under the Act, the Company shall not be obligated to issue and deliver any Warrant or Warrants to or in the name of any person other than the holder of the Warrant or Warrants so surrendered or in denominations other than the denominations of the Warrant or Warrants so surrendered unless, in the opinion of counsel for the holder hereof reasonably satisfactory to the Company, such Warrant or Warrants may be so issued and delivered without registration under the Act and qualification under applicable state securities laws.


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     SECTION 5. EXERCISE OF WARRANT. (a) The purchase rights represented by this
Warrant are exercisable by the registered holder hereof, in whole or in part, at any time or from time to time during the period beginning the date hereof and ending on the close of business on October 31, 1997.

     (b) The purchase rights represented by this Warrant shall be exercisable by the registered holder hereof by the surrender of this Warrant and a duly executed Subscription Form substantially in the form of that attached hereto at the principal office of the Company and upon payment of the Purchase Price of the shares of Common Stock thereby purchased. The Purchase Price may be paid by cash, by certified check or bank draft payable to the order of the Company or by a combination thereof. The Company agrees that if at the time of such surrender and purchase the registered holder of this Warrant shall be entitled to exercise it, the shares of Common Stock so purchased shall be and be deemed to be issued to such holder as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. Certificates for shares of Common Stock purchased hereunder shall be delivered to the holder of this Warrant within a reasonable time, not exceeding thirty
(30) days, after this Warrant shall have been exercised as aforesaid; provided that, in case such shares or other securities at the time of exercise of this Warrant or any time thereafter shall not be the subject of an effective registration statement under the Act, the Company shall not be obligated to issue and deliver upon exercise of this Warrant or at any time thereafter any certificate for Common Stock to or in the name of any person other than the holder of this Warrant unless, in the opinion of counsel for the holder hereof reasonably satisfactory to the Company, such certificate may be so issued and delivered without registration under such Act and qualification under applicable state securities laws.

     (c) The Company covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges in respect of the issue thereof.

     (d) In the event of the purchase of less than all the shares purchasable under this Warrant, the Company shall make an appropriate notation reflecting such purchase on a register or other books maintained for such purpose. The holder hereof irrevocably authorizes the Company to make such notation or notations from time to time and agrees that the balance of shares purchasable hereunder, as recorded by the Company in such register or books, shall constitute presumptive evidence of such balance.

     SECTION 6.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

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          6.1  SUBDIVISION OR CONSOLIDATION OF SHARES. The shares with respect to which the rights granted herein are granted are shares of the Common Stock as constituted on the date of this Warrant, but if and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Warrant is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then

     (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to purchase hereunder shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation hereof), and the cash consideration payable per share shall be proportionately reduced, and

     (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to purchase hereunder shall be proportionately reduced (except that any fractional shares resulting from any such adjustment shall be excluded from the operation hereof), and the cash consideration payable per share shall be proportionately increased.

     6.2 EFFECT OF MERGER, CONSOLIDATION, DISSOLUTION, OR LIQUIDATION. In the event of (i) any merger of one or more other corporations into the Company or any consolidation of the Company and one or more other corporations in which the Company is not the surviving or resulting corporation or (ii) any merger of one or more other corporations into the Company or any consolidation of the Company and one or more other corporations in which the Company shall be the surviving or resulting corporation and the then issued and outstanding shares of Common Stock shall be converted into and/or exchanged for cash and/or any securities of any other corporation, then, in any such case and without the need for any further action by the Company or its stockholders, this Warrant shall terminate as of the effective time of the merger or consolidation and thereupon be of no force or effect, and the holder hereof shall, at no additional cost, be entitled solely to receive (at such effective time and otherwise in the form and manner provided by the terms of the agreement of merger or consolidation) an amount of the consideration payable under the terms of such agreement equal to the excess of (i) the aggregate consideration (valued in accordance with the terms thereof) to which the holder hereof would have been entitled pursuant to the terms of such agreement if, immediately prior to such effective time, the holder hereof had been the holder of record of a number of shares of Common Stock equal to the aggregate number of shares of Common Stock as to which this Warrant was

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exercisable immediately prior to such effective time over (ii) the aggregate exercise price payable hereunder with respect to such number of shares. In the event of any other merger or consolidation in which the Company is the surviving or resulting corporation, this Warrant shall remain in full force and effect in accordance with its terms. In the event of any dissolution or liquidation of the Company, this Warrant granted hereby shall terminate and thereupon be of no force or effect.

     6.3  NOTICE OF CERTAIN ACTIONS. In case at any time:

          6.3.1 the Company shall declare any dividend upon its Common Stock payable in stock; or

          6.3.2 there shall be any subdivision or consolidation of shares of the Common Stock, other capital readjustment by the Company, a consolidation or merger of the Company with another corporation, or the dissolution or liquidation of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, to the registered holder hereof, of the date such subdivision or consolidation of shares, capital readjustment, merger or consolidation, or dissolution or liquidation shall take place, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question.

         6.4 RESERVATION OF SHARES. The Company will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue upon the exercise of the Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will take all action required to increase the number of its authorized shares of Common Stock, if necessary for this purpose. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly and validly issued by the Company and be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

          6.5 FRACTIONAL SHARES. In no event shall any fractional shares of Common Stock or other securities be issued upon exercise of this Warrant and all adjustments in the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant shall be calculated to the nearest full share.

         SECTION 7. COMPLIANCE WITH SECURITIES LAWS. This Warrant and the shares of Common Stock issuable upon its exercise, may not be transferred or assigned

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to any party except in compliance with the Act and applicable state securities laws.

     SECTION 8. REPLACEMENT OF WARRANTS. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor in lieu of this Warrant.

     SECTION 9. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder to any rights of a stockholder of the Company, either at law or in equity, including, without limitation, the right to vote, to receive dividends and other distributions, to exercise any pre-emptive rights or to receive any notice of meetings of stockholders of the Company.

     SECTION 10. COMMUNICATIONS AND NOTICES. All communications and notices hereunder must be in writing and shall be sent by first class mail and, if to the Company, shall be addressed to it at 391 Totten Pond Road, Waltham, Massachusetts 02154, or at such other address as the Company may hereafter designate in writing by notice to the registered holder of this Warrant, and, if to such registered holder, addressed to him/her at the address of such holder as shown on the books of the Company. Any such notice sent by registered or certified mail, if mailed in the United States of America, shall be and be deemed to be duly and sufficiently given on the date of mailing thereof.

     SECTION 11. SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall fall on Saturday, Sunday or on a day which shall be a legal holiday in the Commonwealth of Massachusetts or a day on which banking institutions are authorized by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day not a Saturday, Sunday, legal holiday in the Commonwealth of Massachusetts or a day on which banking institutions in the Commonwealth of Massachusetts are authorized by law to remain closed.

     SECTION 12. MISCELLANEOUS. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with and governed by the laws of said Commonwealth. This Warrant shall be wholly void and of no effect after the close of business on October 31, 1997.



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         IN WITNESS WHEREOF, Pace Medical, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: November 1, 1995                 PACE MEDICAL, INC.


(Corporate Seal)                        By
                                           --------------------------
                                           Ralph E. Hanson, President



ATTEST:


- - -----------------------
Drusilla F. Hays, Clerk








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                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to
purchase thereunder    * shares of Common Stock of PACE MEDICAL, INC. and
herewith makes payment of $       therefor, and requests that the certificates
for such shares be issued in the name of, and be delivered to,_________________ ____________________________________whose address is___________________________
_______________________________________________.


Dated:
      -------------------------------     -------------------------------------
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)



                                          -------------------------------------
                                          Address





*Insert here all or such portion of the number of shares called for on the face of the within Warrant with respect to which the holder desires to exercise the purchase right represented thereby.







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                               FORM OF ASSIGNMENT
             (to be signed only upon permitted transfer of Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ________________________________________________ the right represented by the within Warrant to purchase the shares of the Common Stock of PACE MEDICAL, INC. to which the within Warrant related, and appoints __________________________________ attorney to transfer such right on the books of PACE MEDICAL, INC. with full power of substitution in the premises.

Dated:
       --------------------------    ----------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                                     -------------------------------------
                                     Address








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